Exhibit 10.1
Execution Version
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of June 22, 2010, by and between Oasis Petroleum Inc., a Delaware corporation (the “Company”), and OAS Holding Company LLC, a Delaware limited liability company (“Holding”).
W I T N E S S E T H :
     WHEREAS, the Company and Holding have entered into a Contribution Agreement dated the date hereof (the “Contribution Agreement”) pursuant to which, among other things, Holding will contribute to the Company 100% of the membership interests in Oasis Petroleum LLC in exchange for common stock of the Company, $0.01 per share par value (“Common Stock”);
     WHEREAS, Holding would not enter into the transactions contemplated by the Contribution Agreement without this Agreement which requires the Company to register for resale to the public the Common Stock that it receives in the transactions contemplated by the Contribution Agreement.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Definitions. Unless otherwise defined herein, as used in this Agreement, the following terms shall have the following meanings:
     “Affiliate” means, as to any specified Person, (i) any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, (ii) any executive officer, director, trustee or general partner of the specified Person and (iii) any legal entity for which the specified Person acts as an executive officer, director, trustee or general partner. For purposes of this definition, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly, or indirectly through one or more intermediaries, of the power to direct or cause the direction of the management and policies of such Person, whether by contract, through the ownership of voting securities, partnership interests or other equity interests or otherwise.
     “Agreement” is defined in the introductory paragraph of this Agreement.
     “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by applicable law, regulation or executive order to close.
     “Commission” means the Securities and Exchange Commission.

     “Common Stock” is defined in the recitals of this Agreement.
     “Company” is defined in the introductory paragraph of this Agreement, and includes any successor thereto.
     “Controlling Person” is defined in Section 5(a).
     “Demand Date” is the date that Holding demands mandatory shelf registration rights pursuant to Section 2(a).
     “End of Suspension Notice” is defined in Section 4(b).
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.
     “FINRA” means the Financial Industry Regulatory Authority.
     “Free Writing Prospectus” means a free writing prospectus, as defined in Rule 405 under the Securities Act.
     “Holding” is defined in the recitals of this Agreement.
     “Indemnified Party” is defined in Section 5(c).
     “Indemnifying Party” is defined in Section 5(c).
     “Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act.
     “Liabilities” is defined in Section 5(a).
     “Lock-up Expiration Date” is defined in Section 2(a).
     “Mandatory Shelf Registration Statement” is defined in Section 2(a).
     “No Objections Letter” is defined in Section 3(t).
     “Permitted Free Writing Prospectus” is defined in Section 3.
     “Person” means an individual, limited liability company, partnership, corporation, trust, unincorporated organization, government or agency or political subdivision thereof, or any other legal entity.
     “Piggyback Registration Statement” is defined in Section 2(b).
     “Prospectus” means the prospectus included in any Registration Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus,

including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.
     “Purchaser Indemnitee” is defined in Section 5(a).
     “Registrable Shares” means the shares of Common Stock issued to Holding in connection with the Transaction, and any shares or other securities issued in respect of such Registrable Shares because of or in connection with any stock dividend, stock distribution, stock split, purchase in any rights offering or in connection with any exchange for or replacement of such Registrable Shares or any combination of shares, recapitalization, merger or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Common Stock, until, with respect to a Registrable Share, the earliest to occur of:
     (i) the date on which it has been sold pursuant to a Registration Statement or eligible for sale pursuant to Rule 144 (or any successor provision) under the Securities Act without restriction pursuant to such rule on the volume of securities that may be sold in any single transaction; or
     (ii) the date on which it is sold to the Company or its subsidiaries.
     “Registration Expenses” means any and all expenses incident to the performance of or compliance with this Agreement, including: (i) all Commission, securities exchange, FINRA registration, listing, inclusion and filing fees, (ii) all fees and expenses incurred in connection with compliance with international, federal or state securities or blue sky laws (including any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a blue sky memorandum and compliance with the rules of FINRA), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on the New York Stock Exchange pursuant to Section 3(n), (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company (including the expenses of any special audit and “cold comfort” letters required by or incident to such performance) and (vi) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement), provided, however, that Registration Expenses shall exclude brokers’ or underwriters’ discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by Holding and the fees and disbursements of any counsel to Holding other than as provided for in clause (v) above.
     “Registration Statement” means any Mandatory Shelf Registration Statement or Piggyback Registration Statement.

     “Rule 144”, “Rule 158”, “Rule 415”, or “Rule 424”, respectively, means such specified rule promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.
     “Suspension Event” is defined in Section 4(b).
     “Suspension Notice” is defined in Section 4(b).
     “Underwriting Agreement” is defined in Section 2(a).
     “Underwritten Offering” means a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.
2. Registration Rights.
     (a) Mandatory Shelf Registration Rights. At any time after the expiration of the restrictions set forth in Section 3 of the Underwriting Agreement (the “Underwriting Agreement”), dated June 16, 2010, by and among the Company, Holding, and the Underwriters party thereto (the “Lock-up Expiration Date”), Holding may demand that the Company file with the Commission a shelf registration statement on Form S-1 or such other form under the Securities Act then available to the Company providing for the resale of the Registrable Shares pursuant to Rule 415 of the Securities Act from time to time by Holding (including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the “Mandatory Shelf Registration Statement”). If the Company has an effective Mandatory Shelf Registration Statement on Form S-1 under the Securities Act and becomes eligible to use Form S-3 or such other short-form registration statement form under the Securities Act, the Company shall promptly give notice of such eligibility to Holding and may, in its sole discretion, convert such Mandatory Shelf Registration Statement on Form S-1 to a registration statement on Form S-3 or such other short-form registration statement by means of a post-effective amendment or otherwise, unless Holding notifies the Company within 10 Business Days of receipt of the Company notice that such conversion would interfere with its distribution of Registrable Shares already in progress and provides a reasonable explanation therefor, in which case the Company will delay the conversion of the Mandatory Shelf Registration Statement for a reasonable time after receipt of the first such notice, not to exceed 30 days in the aggregate.
          (i) Effectiveness and Scope. The Company shall use its commercially reasonable efforts to cause the Mandatory Registration Statement to be declared effective by the Commission within 120 days following the Demand Date and to remain effective until the date on which all Shares in respect thereof cease to be Registrable Shares. The Mandatory Shelf Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available (including an Underwritten Offering, a direct sale to purchasers, a sale through brokers or agents, or a sale over the internet), by Holding, as agreed to by Holding and its counsel.
          (ii) Underwriting. If Holding proposes to conduct an Underwritten Offering under the Mandatory Shelf Registration Statement, Holding shall advise the Company of the managing underwriters for such proposed Underwritten Offerings. In such event, the Company shall enter into an underwriting agreement in customary form with the managing underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 5 and shall take all such other reasonable actions as are requested by the managing underwriter in order to expedite or facilitate the registration and disposition of the Registrable Shares included in such Underwritten Offering; provided, however, that the Company shall be required to cause appropriate officers of the Company or its Affiliates to participate in a “road show” or similar marketing effort being conducted by such underwriter with respect to such Underwritten Offering only if Holding and any other Persons, if any, who are participating in the Underwritten Offering reasonably anticipate gross proceeds from such Underwritten Offering of at least $20 million; provided, further, the Company shall not be required to cause such officers of the Company or its Affiliates to participate in a “road show” or similar marketing effort being conducted by such underwriter with respect to such Underwritten Offering more than twice in a 365 day period. If Holding proposes to distribute its Registrable Shares through such Underwritten Offering, it shall enter into an underwriting agreement in customary form with the managing underwriters selected for such underwriting and complete and execute any questionnaires, powers of attorney, indemnities, securities escrow agreements and other documents reasonably required under the terms of such underwriting, and furnish to the Company such information in writing as the Company may reasonably request for inclusion in the Registration Statement; provided, however, that Holding shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements as are customary and reasonably requested by the underwriters. Notwithstanding any other provision of this Agreement, with respect to an Underwritten Offering in connection with the Mandatory Shelf Registration Statement, if the managing underwriters determine in good faith that marketing factors require a limitation on the number of shares to be included in such Underwritten Offering, then the managing underwriters may exclude shares (including Registrable Shares) from the Underwritten Offering, and any shares included in the Underwritten Offering shall be allocated to Holding to the extent of its requested amount of Registrable Shares to be included in the Underwritten Offering.
     (b) Piggyback Registration Rights.
          (i) Piggyback Registration. If, after the date hereof, the Company proposes (A) to file a registration statement under the Securities Act providing for a public offering of the Company’s equity securities, other than a registration statement on Form S-8 or Form S-4 or any similar form hereafter adopted by the Commission as a replacement therefor (including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the “Piggyback Registration Statement”) or (B) conduct and Underwritten Offering pursuant to a Piggyback Registration Statement, the Company will notify Holding of the proposed filing and Holding shall be given an opportunity to include in such Piggyback Registration Statement or

Underwritten Offering, as applicable, all or any part of Holding’s Registrable Shares; provided, however, that the Company shall not be required to provide such notice and Holding shall not be given an opportunity to include in such Piggyback Registration Statement to the extent Company has been advised by the managing underwriter of such Underwritten Offering that the inclusion of any Registrable Shares for sale for the benefit of Holding will have a materially adverse effect on the price, timing, marketing or distribution of the Common Stock. If EnCap Energy Capital Fund VI, L.P. (“EnCap”) has an Affiliate who is an officer or director of the Company, within ten (10) Business Days after delivery of the above-described notice by the Company, Holding has the right to notify the Company in writing of its intention to include Registrable Shares in the Piggyback Registration Statement or Underwritten Offering, as applicable, and, in such notice, shall inform the Company of the number of Registrable Shares Holding wishes to include in such Piggyback Registration Statement or Underwritten Offering, as applicable, and provide, as a condition to such inclusion, such information regarding itself and its Registrable Shares as is required pursuant to Regulation S-K promulgated under the Securities Act to effect the registration of the Registrable Shares; provided, however, if EnCap does not have an Affiliate who is an officer or director of the Company, Holding shall provide such notice within three (3) Business Days (or one (1) Business Day in the case of an “overnight” offering or “bought deal”) after delivery of the above-described notice by the Company. If such written notification of Holding’s intent to include shares in such Piggyback Registration Statement or Underwritten Offering, as applicable, is not received by the Company within the time-frame specified in the immediately preceding sentence, Holding shall have no right to include Registrable Shares in such Piggyback Registration Statement or Underwritten Offering, as applicable. Inclusion of any Registrable Shares in such Piggyback Registration Statement will not affect the inclusion of such Registrable Shares in the Mandatory Shelf Registration Statement until such Registrable Shares have been sold under the Piggyback Registration Statement, at which time the Company may remove from the Mandatory Shelf Registration Statement such Registrable Shares.
               (A) Right to Terminate Piggyback Registration. At any time, the Company may terminate or withdraw any Piggyback Registration Statement referred to in this Section 2(b)(i), and without any obligation to Holding whether or not Holding has elected to include Registrable Shares in such registration. The Company may suspend the effectiveness and use of any Piggyback Registration Statement at any time for an unlimited amount of time whether or not Holding has elected to include Registrable Shares in such registration.
               (B) Underwriting. Any notice provided to Holding by the Company pursuant to Section 2(b)(i) in connection with an Underwritten Offering shall advise Holding of the managing underwriters for any Underwritten Offering proposed under the Piggyback Registration Statement. The right of Holding’s Registrable Shares to be included in any Piggyback Registration Statement pursuant to this Section 2(b)(i) shall be conditioned upon participation in such Underwritten Offering and the inclusion of Holding’s Registrable Shares in the Underwritten Offering to the extent provided herein. Holding, if distributing Registrable Shares through such Underwritten Offering shall enter into an underwriting agreement in customary form with the managing underwriters selected for such underwriting and complete and execute any questionnaires, powers of attorney, indemnities, securities escrow agreements and other documents reasonably required under the terms of such underwriting, and furnish to the Company such information in writing as the Company may reasonably request for inclusion in the Registration Statement; provided, however, that Holding shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements as are customary and reasonably requested by the underwriters. Notwithstanding any other provision of this Agreement, if the managing underwriters determine in good faith that marketing factors require a limitation on the number of shares to be included, then the managing underwriters may exclude shares (including Registrable Shares) from the Piggyback Registration Statement and the Underwritten Offering, and any Shares included in the Piggyback Registration Statement and the Underwritten Offering shall be allocated, first, to the Company, and second, to Holding, and third, to any other Person included in such Piggyback Registration Statement. If Holding disapproves of the terms of any Underwritten Offering, Holding may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least 10 Business Days before the effective date of the Piggyback Registration Statement. Any Registrable Shares excluded or withdrawn from such Underwritten Offering shall be excluded and withdrawn from the Piggyback Registration Statement.
               (C) Hold-Back Agreement. By electing to include Registrable Shares in an Underwritten Offering pursuant to a Piggyback Registration Statement, Holding shall be deemed to have agreed not to effect any sale or distribution of securities of the Company of the same or similar class or classes of the securities included in the Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during such periods as reasonably requested (but in no event longer than 30 days before or 60 days following the pricing of such Underwritten Offering, provided each of the executive officers and directors of the Company who holds shares of Common Stock of the Company or securities convertible into or exchangeable or exercisable for shares of Common Stock of the Company is subject to the same restriction for the entire time period required of Holding hereunder) by the representatives of the underwriters.
               (D) Termination of Piggyback Registration Rights. The Piggyback Registration rights granted pursuant to this Section 2(b) shall terminate on the third anniversary of the Lock-up Expiration Date.
               (E) Mandatory Shelf Registration not Impacted by Piggyback Registration Statement. The Company’s obligation to file any Mandatory Shelf Registration Statement shall not be affected by the filing or effectiveness of the Piggyback Registration Statement.
     (c) Expenses. The Company shall pay all Registration Expenses in connection with the registration of the Registrable Shares pursuant to this Agreement. Holding, if participating in a registration pursuant to this Section 2, shall bear all discounts and commissions payable to underwriters or brokers and all transfer taxes in connection with a registration of Holding’s Registrable Shares pursuant to this Agreement and any other expense of Holding not specifically allocated to the Company pursuant to this Agreement relating to the sale or disposition of Holding’s Registrable Shares pursuant to any Registration Statement. Nothing herein shall require the Company to pay any expenses, fees, or costs relating to counsel for Holding unless required pursuant to Section 5(c).

     (d) No Additional Demand Registration Rights. Unless otherwise consented to by Holding, which consent shall be unreasonably withheld, the Company shall not grant to any other Person a demand registration right to register Common Stock for sale to the public in an Underwritten Offering or a continuous offering under Rule 415 of the Securities Act.
3. Registration Procedures. In connection with the obligations of the Company with respect to any registration pursuant to this Agreement, the Company shall:
     (a) prepare and file with the Commission, as specified in this Agreement, each Registration Statement, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable after filing and to remain effective as appropriate;
     (b) subject to Section 3(i), (i) prepare and file with the Commission such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective and accurate as appropriate, (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act, (iii) promptly amend or supplement each such Registration Statement to include the Company’s quarterly and annual financial information and other material developments (until the Company is eligible to incorporate such information by reference into the Registration Statement), during which time sales of the Registrable Shares under the Registration Statement will be suspended until such amendment or supplement is filed and effective, and (iv) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by Holding;
     (c) furnish to Holding, without charge, as many copies of each Prospectus, including each preliminary Prospectus, any Permitted Issuer Free Writing Prospectus, and any amendment or supplement thereto and such other documents as Holding may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; the Company hereby consents to the use of such Prospectus, including each preliminary Prospectus, and any Permitted Issuer Free Writing Prospectus by Holding in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;
     (d) use its commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such domestic jurisdictions as Holding shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective pursuant to this Agreement and do any and all other acts and things that may be reasonably necessary or advisable to enable Holding to consummate the disposition in each such jurisdiction of such Registrable Shares owned by Holding; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;
     (e) use its commercially reasonable efforts to cause all Registrable Shares covered by such Registration Statement to be registered and approved by such other domestic governmental agencies or authorities, if any, as may be necessary to enable Holding to consummate the disposition of such Registrable Shares;
     (f) notify Holding promptly (i) when such Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus or any Issuer Free Writing Prospectus or for additional information, and (iv) of the happening of any event during the period such Registration Statement is effective as a result of which such Registration Statement or the related Prospectus or any Permitted Issuer Free Writing Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the Prospectus and such Permitted Issuer Free Writing Prospectus until the requisite changes have been made);
     (g) use its commercially reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;
     (h) upon written request, furnish to Holding, without charge, at least one conformed copy of such Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);
     (i) except as provided in Section 4, upon the occurrence of any event contemplated by Section 3(f)(iv), use its commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any Permitted Issuer Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus or Permitted Issuer Free Writing Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to Holding a reasonable number of copies of each such supplement or post-effective amendment;
     (j) if requested by the representative of the underwriters, if any, or Holding, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such material information as the representative of the underwriters, if any, or Holding indicate relates to them or otherwise reasonably request be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

     (k) in the case of an Underwritten Offering, use its commercially reasonable efforts to furnish or caused to be furnished to Holding and the underwriters a signed counterpart, addressed to Holding and the underwriters, of: (i) an opinion of counsel for the Company, dated the date of each closing under the underwriting agreement, reasonably satisfactory to the underwriters; (ii) a “comfort” letter, dated the date of the Underwriting Agreement and the date of each closing under the underwriting agreement, signed by the independent public accountants who have certified the Company’s financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants’ letters delivered to underwriters in underwritten public offerings of securities, and such other financial matters as the underwriters may reasonably request and customarily obtained by underwriters in underwritten offerings, provided that, to be an addressee of the comfort letter, Holding may be required to confirm that it is in the category of persons to whom a comfort letter may be delivered in accordance with applicable accounting literature; and (iii) a “comfort” letter, dated the date of the Underwriting Agreement and the date of each closing under the underwriting agreement, signed by the independent petroleum engineering consultants who have evaluated the Company’s oil and gas reserves included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and with respect to events subsequent to the date of its evaluation of such oil and gas reserves, as are customarily covered in engineers’ letters delivered to underwriters in underwritten public offerings of securities, and such other related matters as the underwriters may reasonably request and customarily obtained by underwriters in underwritten offerings;
     (l) enter into customary agreements (including in the case of an Underwritten Offering, an underwriting agreement in customary form) and take all other action in connection therewith to expedite or facilitate the distribution of the Registrable Shares included in such Registration Statement and, in the case of an Underwritten Offering, make representations and warranties to the underwriters in such form and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same to the extent customary if and when requested;
     (m) in connection with an Underwritten Offering, use its commercially reasonable efforts to make available for inspection by the representative of any underwriters participating in any disposition pursuant to a Registration Statement, all financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representatives, the representative of the underwriters, counsel thereto or accountants in connection with a Registration Statement; provided, however, that such records, documents or information that the Company determines, in good faith, to be confidential and notifies such representatives, representative of the underwriters, counsel thereto or accountants are confidential shall not be disclosed by the representatives, representative of the underwriters, counsel thereto or accountants unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a misstatement or omission in a Registration Statement or Prospectus, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents or information have been generally made available to the public; provided further, that to the extent practicable, the foregoing inspection and information gathering shall be coordinated on behalf of Holding and the other parties entitled thereto by one counsel designated by and on behalf of Holding and the other parties, which counsel the Company determines in good faith is reasonably acceptable;
     (n) use its commercially reasonable efforts (including seeking to cure in the Company’s listing or inclusion application any deficiencies cited by the exchange or market) to list or include all Registrable Shares on the New York Stock Exchange and thereafter maintain the listing on such exchange or market when such Registrable Shares are included in a Registration Statement;
     (o) use its commercially reasonable efforts to prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent the Company’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires before the expiration of the effectiveness period of the Registration Statement as required by Section 2(a)(i), the Company shall register the Registrable Shares under the Exchange Act and shall maintain such registration through the effectiveness period required by Section 2(a)(i);
     (p) provide a CUSIP number for all Registrable Shares not later than the effective date of the Registration Statement;
     (q) (i) otherwise use its commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the Commission, (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements covering at least 12 months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and (iii) delay filing any Registration Statement or Prospectus or amendment or supplement to such Registration Statement or Prospectus to which Holding shall have reasonably objected on the grounds that such Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act, Holding having been furnished with a copy thereof at least three Business Days before the filing thereof, provided that the Company may file such Registration Statement or Prospectus or amendment or supplement following such time as the Company shall have made a good faith effort to resolve any such issue with Holding and shall have advised Holding in writing of its reasonable belief that such filing complies in all material respects with the requirements of the Securities Act;
     (r) cause to be maintained a registrar and transfer agent for all Registrable Shares covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement;
     (s) in connection with any sale or transfer of the Registrable Shares (whether or not pursuant to a Registration Statement) that will result in the securities being delivered no longer constituting Registrable Shares, cooperate with Holding and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any transfer restrictive legends (other than as required by the Company’s charter), and to enable such Registrable Shares to be in such denominations and registered in such names as the representative of the underwriters, if any, or Holding may request at least three Business Days before any sale of the Registrable Shares;

     (t) if required under the rules of FINRA, in connection with the initial filing of a Shelf Registration Statement and each amendment thereto with the Commission pursuant to Section 2(a), cooperate with underwriter’s or other FINRA member’s counsel as reasonably necessary to prepare and, within one Business Day of such filing with the Commission, to file with FINRA all forms and information required or requested by FINRA in order to obtain written confirmation from FINRA that FINRA does not object to the fairness and reasonableness of the underwriting terms and arrangements (or any deemed underwriting terms and arrangements) (each such written confirmation, a “No Objections Letter”) relating to the resale of Registrable Shares pursuant to the Shelf Registration Statement, including, without limitation, information provided to FINRA through its COBRADesk system, and shall pay all costs, fees and expenses incident to FINRA’s review of the Shelf Registration Statement and the related underwriting terms and arrangements, including, without limitation, all filing fees associated with any filings or submissions to FINRA and the legal expenses, filing fees and other disbursements of any other FINRA member that is the holder of, or is affiliated or associated with an owner of, Registrable Shares included in the Shelf Registration Statement (including in connection with any initial or subsequent member filing); and
     (u) upon effectiveness of the first Registration Statement filed under this Agreement, if necessary, the Company will take such actions and make such filings as are necessary to effect the registration of the Common Stock under the Exchange Act simultaneously with or immediately following the effectiveness of the Registration Statement.
     The Company may require Holding to furnish to the Company such information regarding the proposed distribution by Holding as the Company may from time to time reasonably request in writing or as shall be required to effect the registration of the Registrable Shares, and Holding shall not be entitled to be named as a selling stockholder in any Registration Statement and Holding shall be entitled to use the Prospectus forming a part thereof if Holding does not provide such information to the Company. Holding further agrees to furnish promptly to the Company in writing all information required from time to time to make the information previously furnished by Holding not misleading.
     Holding agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f)(ii), 3(f)(iii) or 3(f)(iv), Holding will immediately discontinue disposition of Registrable Shares pursuant to a Registration Statement until (i) any such stop order is vacated or (ii) if an event described in Section 3(f)(iii) or 3(f)(iv) occurs, Holding’s receipt of the copies of the supplemented or amended Prospectus. If so directed by the Company, Holding will deliver to the Company (at the reasonable expense of the Company) all copies in its possession, other than permanent file copies then in Holding’s possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.
     Holding represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or use or refer to, any Free Writing Prospectus, and has not distributed and will not distribute any written materials in connection with the offer or sale of the Registrable Shares without the prior express written consent of the Company and, in connection with any Underwritten Offering, the underwriters. Any such Free Writing Prospectus consented to by the Company and the underwriters, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents and agrees that it has treated and will treat, as the case may be, each Permitted Free

Writing Prospectus as an Issuer Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.
4. Suspension Period.
     (a) Subject to the provisions of this Section 4, following the effectiveness of a Registration Statement (and the filings with any international, federal or state securities commissions), the Company may direct Holding, in accordance with Section 4(b), to suspend sales of the Registrable Shares pursuant to a Registration Statement for such times as the Company reasonably may determine is necessary and advisable (but in no event, (A) in the case of clause (i) below, for more than 45 consecutive days and (B) in the case of clauses (i), (ii) and (iii) below, for more than an aggregate of 90 days in any consecutive 12-month period commencing on the Closing Time or more than 60 days in any consecutive 90-day period, except (in the case of clause (B)) as a result of a review of any post-effective amendment by the Commission before declaring any post-effective amendment to the Registration Statement effective, provided that the Company has used its commercially reasonable efforts to cause such post-effective amendment to be declared effective), if any of the following events shall occur: (i) the representative of the underwriters of an Underwritten Offering of primary shares by the Company has advised the Company that the sale of Registrable Shares pursuant to the Registration Statement would have a material adverse effect on the price, timing, marketing or distribution of such Underwritten Offering; (ii) the majority of the members of the Board of Directors of the Company shall have determined in good faith that (1) the offer or sale of any Registrable Shares would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, merger, tender offer, business combination, corporate reorganization, consolidation or other significant transaction involving the Company, (2) upon the advice of counsel, the sale of Registrable Shares pursuant to the Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and (3) either (x) the Company has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction, or (z) the proposed transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable; or (iii) the majority of the members of the Board of Directors of the Company shall have determined in good faith, upon the advice of counsel, that it is required by law, rule or regulation to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to incorporate information into the Registration Statement for the purpose of (1) including in the Registration Statement any prospectus required under Section 10(a)(3) of the Securities Act; (2) reflecting in the prospectus included in the Registration Statement any facts or events arising after the effective date of the Registration Statement (or of the most-recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein; or (3) including in the prospectus included in the Registration Statement any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information. Upon the occurrence of any such suspension, the Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Company’s best interests, as applicable, so as to permit Holding to resume sales of the Registrable Shares as soon as possible.
     (b) In the case of an event that causes the Company to suspend the use of a Registration Statement (a “Suspension Event”), the Company shall give written notice (a “Suspension Notice”) to Holding to suspend sales of the Registrable Shares and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is using its best efforts and taking all reasonable steps to terminate suspension of the use of the Registration Statement as promptly as possible. Holding shall not effect any sales of the Registrable Shares pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and before receipt of an End of Suspension Notice (as defined below). If so directed by the Company, Holding will deliver to the Company (at the expense of the Company) all copies other than permanent file copies then in Holding’s possession of the Prospectus and any Issuer Free Writing Prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice. Holding may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to Holding in the manner described above promptly following the conclusion of any Suspension Event and its effect.
     (c) Notwithstanding any provision herein to the contrary, subject to any Suspension Events or as contemplated by Section 3(f)(iv), each Registration Statement shall be maintained effective pursuant to this Agreement until the Registrable Shares are not Registrable Shares.
5. Indemnification and Contribution.
     (a) The Company agrees to indemnify and hold harmless (i) Holding and any underwriter (as determined in the Securities Act) for Holding, (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) any of the foregoing (a “Controlling Person”), and (iii) the respective officers, directors, partners, members, employees, representatives and agents of any such Person or any Controlling Person (any Person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an “Purchaser Indemnitee”) from and against any and all losses, claims, damages, judgments, actions, reasonable out-of-pocket expenses, and other liabilities, including, as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of outside counsel to any Purchaser Indemnitee, joint or several (the “Liabilities”), directly or indirectly related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or Issuer Free Writing Prospectus (as amended or supplemented), or any preliminary Prospectus or any other document prepared by the Company used to sell the Registrable Shares, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made), not misleading, except insofar as such Liabilities arise out of or are based upon (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Purchaser Indemnitee furnished to the Company or any underwriter in writing by such Purchaser Indemnitee expressly for use therein, (ii) any untrue statement contained in or omitted from a preliminary Prospectus if such untrue statement is cured by delivery to Holding of an amended preliminary Prospectus or a Free Writing Prospectus prior to pricing of the sale of securities, if an Underwritten Offering, or the effectiveness of the Mandatory Shelf Registration Statement to which the preliminary Prospectus relates, or (iii) any sales by Holding after the delivery by the Company to Holding of a Suspension Notice and before the delivery by the Company of an End of Suspension Notice. The Company shall notify Holding promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation), or litigation which it shall have become aware in connection with the matters addressed by this Agreement which involves the Company or a Purchaser Indemnitee. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of any Purchaser Indemnitee.
     (b) In connection with any Registration Statement in which Holding is participating, Holding agrees to indemnify and hold harmless the Company, each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and the respective officers, directors, partners, members, representatives, employees and agents of such Person or Controlling Person to the same extent as the foregoing indemnity from the Company to each Purchaser Indemnitee, but only with reference to (i) untrue statements or omissions or alleged untrue statements or omissions made in reliance upon and in strict conformity with information relating to Holding furnished to the Company in writing by Holding expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary Prospectus and (ii) any sales by Holding after the delivery by the Company to Holding of a Suspension Notice and before the delivery by the Company of an End of Suspension Notice. The liability of Holding pursuant to clause (i) of the immediately preceding sentence shall in no event exceed the net proceeds received by Holding from sales of Registrable Shares giving rise to such obligations. If Holding elects to include Registrable Shares in an Underwritten Offering, Holding shall be required to agree to such customary indemnification provisions as may reasonably be required by the underwriter in connection with such Underwritten Offering.
     (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to Section 5(a) or 5(b), such Person (the “Indemnified Party”), shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”), in writing (to the extent legally advisable) of the commencement thereof (but the failure to so notify an Indemnifying Party shall not relieve it from any Liability which it may have under this Section 5, except to the extent the Indemnifying Party is materially prejudiced by the failure to give notice), and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may reasonably designate in such proceeding and shall assume the defense of such proceeding and pay the fees and expenses actually incurred by such counsel related to such proceeding. Notwithstanding the foregoing, in any such proceeding, any Indemnified Party may retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Party failed within a reasonable time after notice of commencement of the action to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party, (iii) the Indemnifying Party and its counsel do not pursue in a reasonable manner the defense of such action or (iv) the named parties to any such action (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, or any Affiliate of the Indemnifying Party, and such Indemnified Party shall have been reasonably advised by counsel that, either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party or such Affiliate of the Indemnifying Party or (y) a conflict may exist between such Indemnified Party and the Indemnifying Party or such Affiliate of the Indemnifying Party, in which event the Indemnifying Party may not assume or direct the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Parties, which firm shall be designated in writing by those Indemnified Parties who sold a majority of the Registrable Shares sold by all such Indemnified Parties under the particular Registration Statement and any such separate firm for the Company, the directors, the officers and such control Persons of the Company as shall be designated in writing by the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify any Indemnified Party from and against any Liability by reason of such settlement or judgment to the extent provided in this Section 5 without reference to this sentence. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all Liability on claims that are the subject matter of such proceeding.
     (d) If the indemnification provided for in Section 5(a) or 5(b) is for any reason held to be unavailable to an Indemnified Party in respect of any Liabilities referred to therein (other than by reason of the exceptions provided therein) or is insufficient to hold harmless a party indemnified thereunder, then each Indemnifying Party under such sections, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities (i) in such proportion as is appropriate to reflect the relative benefits of the Indemnified Party on the one hand and the Indemnifying Parties on the other in connection with the statements or omissions that resulted in such Liabilities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Parties and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and any Purchaser Indemnitees, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Purchaser Indemnitees and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if such Indemnified Parties were treated as one entity for such purpose), or by any other method of allocation that does not take account of the equitable considerations referred to in Section 5(d). The amount paid or payable by an Indemnified Party as a result of any Liabilities referred to in Section 5(d) shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Purchaser Indemnitee be required to contribute any amount in excess of the amount by which proceeds received by such Purchaser Indemnitee from sales of Registrable Shares exceeds the amount of any damages that such Purchaser Indemnitee has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 5, each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) Holding shall have the same rights to contribution as Holding, as the case may be, and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) the Company, and each officer, director, partner, member, employee, representative, agent or manager of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 5 or otherwise, except to the extent that any party is materially prejudiced by the failure to give notice. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
     (f) The indemnity and contribution agreements contained in this Section 5 will be in addition to any Liability which any Indemnifying Party may otherwise have to any Indemnified Party referred to above. Each Purchaser Indemnitee’s obligations to contribute pursuant to this Section 5 are not joint but are several in the proportion that the number of Shares sold by such Purchaser Indemnitee bears to the number of Shares sold by all Purchaser Indemnities.
6. Termination of the Company’s Obligations. The Company shall have no further obligations pursuant to this Agreement at such time as no Registrable Shares are outstanding after their original issuance, provided, however, that the Company’s obligations under Sections 5 and 7 (and any related definitions) shall remain in full force and effect following such time.

7. Miscellaneous.
     (a) Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and Holding; provided, however, that for purposes of this Agreement, Registrable Shares owned, directly or indirectly, by an entity that is an Affiliate of the Company due to the Company’s owning an interest in such entity shall not be deemed to be outstanding.
     (b) Notices. All notices and other communications, provided for or permitted hereunder shall be made by press release publicly disseminated or in writing and delivered by electronic transmission, facsimile (with receipt confirmed), overnight courier or registered or certified mail, return receipt requested, or by telegram, addressed as follows:
          (i) if to Holding, at the most current address given by the transfer agent and registrar of the Shares to the Company (including by email); and
          (ii) if to the Company, at the offices of the Company at 1001 Fannin, Suite 202, Houston, TX 77002, Attn: Chief Executive Officer; with a copy to Vinson & Elkins LLP, 1001 Fannin, Suite 2500, Houston, Texas 77022, Attention: David P. Oelman.
     (c) Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto and shall inure to the benefit of Holding. The registration rights granted by this Agreement may not be transferred or assigned by operation of law or in connection with any transfer or assignment Registrable Securities to a transferee unless, immediately following such transfer or assignment, such transferee will hold an amount of Registrable Shares greater than 10% of the Common Stock outstanding on the date of such transfer or assignment, and then only upon notification to the Company in writing and agreement by such transferee to the rights and obligations of this Agreement. References to Holding in this Agreement shall be deemed to include any such transferee or assignee permitted by this Section 7(c).
     (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     (e) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
     (f) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
     (g) Entire Agreement. This Agreement is intended by the parties hereto as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.
     (h) Survival. The indemnification and contribution obligations under Section 5 shall survive the termination of the Company’s obligations under Section 2.
     (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the provisions of this Agreement. All references made in this Agreement to “Section” refer to such Section of this Agreement, unless expressly stated otherwise.
     (j) Adjustment for Stock Splits, etc. Wherever in this Agreement there is a reference to a specific number of shares with respect to any securities, then upon the occurrence of any subdivision, combination, or stock dividend of such shares, the specific number of shares with respect to any securities so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination, or stock dividend.
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Execution Version
     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

OASIS PETROLEUM INC.
By:	/s/ Thomas B. Nusz
	Name:	Thomas B. Nusz
	Title:	President and Chief Executive Officer

OAS HOLDING COMPANY LLC
By:	/s/ Thomas B. Nusz
	Name:	Thomas B. Nusz
	Title:	President and Chief Executive Officer